April 30, 2004
Prospectus
First American Insurance Portfolios, Inc.
Please note important information contained on the inside cover with respect to the closing of First American Insurance Portfolios, Inc.	ASSET CLASS ~ Stock Funds

Insurance Portfolios Class IB Shares	Large Cap Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this portfolio, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of
Contents

Portfolio Summary

     Large Cap Growth Portfolio

Policies & Services

     Buying and Selling Shares

     Managing Your Investment

Additional Information

     Management

     More About The Portfolio

     Financial Highlights

For More Information

Closing of First American Insurance Portfolios, Inc.

Closing of the Fund to Investment

The Board of Directors of First American Insurance Portfolios, Inc. (the “Fund”) voted, effective April 12, 2004, to suspend the sale of shares of each of the portfolios of the Fund to investors who currently do not have insurance contracts that offer the Fund as an investment. No new purchases of shares of an individual portfolio will be allowed other than to investors who currently have insurance contracts that offer the Fund as an investment.

Development of Plan of Liquidation and Termination of the Fund

The Board of Directors also determined to develop a Plan of Liquidation and Termination (the “Plan”) to liquidate each portfolio of the Fund before the end of 2004. The Plan is required to be approved by the Board of Directors and by the shareholders of the applicable portfolio before it may be implemented. At this time, the Board of Directors has not set a date for the shareholder meeting. Once a meeting date has been set, all persons who are shareholders of record as of the record date set by the Board of Directors will be entitled to vote on the Plan. If the shareholders approve the Plan, the Fund anticipates liquidating by the end of 2004 and all shares of the portfolios will be redeemed. More information about the proposed liquidation will be provided to shareholders once a meeting date has been set.

Potential Use of Temporary Investment Strategy

The Fund expects that most or all shareholders will decide to redeem their shares in the portfolios prior to the liquidation of the Fund. As a result, the Fund expects the total assets of each portfolio to reach a level at which the portfolio can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. If such a level is reached for a given portfolio, the Fund intends to invest the assets of that portfolio in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios’ advisor.

Elimination of Expense Cap

The Board of Directors also concurred in the advisor’s decision to eliminate the expense cap that is currently in place for each of the portfolios of the Fund effective September 1, 2004. As a result, once the expense cap has been eliminated, the expenses paid by each portfolio of the Fund are expected to increase substantially.

Portfolio Summary

Introduction

This section of the prospectus describes the objectives of the Large Cap Growth Portfolio, summarizes the main investment strategies used by the portfolio in trying to achieve its objective, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolio directly. Shares of the portfolio may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

An investment in the portfolio is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus –	First American Insurance Portfolios Class IB Shares

Portfolio Summary

Large Cap Growth PORTFOLIO

Objective

Large Cap Growth Portfolio’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $670 million to $311.2 billion as of March 31, 2004, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Up to 25% of the portfolio’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IB Shares

Portfolio Summary

Large Cap Growth PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

Large Cap Growth PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–30.13%	22.94%

2002	2003

Best Quarter: Quarter ended:	June 30, 2003	11.48%
Worst Quarter: Quarter ended:	June 30, 2002	(19.16)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Large Cap Growth Portfolio (Class IB)	5/2/01	22.94%	(12.64)%

Russell 1000 Growth Index[2]		29.75%	(6.18)%

1Total return for the period from 1/1/04 through 3/31/04 was 2.23%.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 5/31/01.

Prospectus –	First American Insurance Portfolios Class IB Shares

Policies & Services

Buying and Selling Shares

Shares of the portfolio are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolio directly. You can only invest in the portfolio if you owned an insurance contract that offered the portfolio as an investment option on April 11, 2004, and only so long as that contract remains in effect. If you are eligible to invest in the portfolio, please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolio as an investment option.

Your participating insurance company is the portfolio’s designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolio does not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payments or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See “Calculating Your Share Price” for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

Calculating Your Share Price. Your share price is based on the portfolio’s NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

The portfolio’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolio’s Board of Directors.

The portfolio may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of the portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Managing Your Investment

Taxes. For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolio may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Dividends and Distributions. Dividends from the portfolio’s net investment income and distributions from the portfolio’s realized capital gains, if any, are declared and paid once each calendar year. The portfolio has no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in full or fractional shares of the portfolio at NAV.

Distribution Plan. First American Insurance Portfolios has adopted a Distribution Plan covering the Class IB shares of the portfolio. Under that plan, Class IB shares of the portfolio pay an annual distribution or “12b-1” fee that equals up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the portfolio’s distributor, to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the portfolio. Because these fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

Potential Conflicts of Interest

Shares of the portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolio currently does not foresee any such conflict. However, the Board of Directors of the portfolio intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies’ separate accounts might be required to withdraw its investments in the portfolio. This might force the portfolio to sell securities at disadvantageous prices.

Prospectus –	First American Insurance Portfolios Class IB Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the portfolio’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2004, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $57 billion. As investment advisor, U.S. Bancorp Asset Management manages the portfolio’s business and investment activities, subject to the authority of the portfolio’s board of directors.

The portfolio pays the investment advisor a monthly fee for providing investment advisory services. For the fiscal year ended December 31, 2003, after taking into account voluntary fee waivers by the investment advisor, no investment advisory fees were paid to the investment advisor. The table below reflects the contractual advisory fee rate for the most recently completed fiscal year. Effective September 1, 2004, the investment advisor will no longer waive advisory fees and will begin to receive monthly fees at this contractual fee rate.

Advisory fee, before waiver, as a percentage of average daily net assets

Large Cap Growth Portfolio	0.65%

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Portfolio Management

The portfolio’s investments are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Insurance Portfolios Class IB Shares

Additional Information

More About The Portfolio

As a result of the planned closing of the portfolio, described on the inside cover of this prospectus, it is expected that most or all shareholders will decide to redeem their shares in the portfolio prior to the liquidation of First American Insurance Portfolios, Inc. (the “Fund”). As a result, the Fund expects the total assets of the portfolio to reach a level at which the portfolio can no longer meet its investment objective while maintaining an adequate level of diversification and liquidity. If such a level is reached for the portfolio, the Fund intends to invest the assets of the portfolio in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolio’s advisor.

Objectives

The portfolio’s objective, which is described in the “Portfolio Summary” section, may be changed without shareholder approval. If the portfolio’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the portfolio will achieve its objective.

Investment Strategies

The portfolio’s main investment strategies are discussed in the “Portfolio Summary” section. These are the strategies that the portfolio’s investment advisor believes are most likely to be important in trying to achieve the portfolio’s objectives. You should be aware that the portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call your participating insurance company.

Temporary Investments. In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolio’s advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objective.

Portfolio Turnover. Investment managers for the portfolio may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows the portfolio’s historical portfolio turnover rate.

Risks

The main risks of investing in the portfolio are summarized in the “Portfolio Summary” section. More information about portfolio risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. The portfolio is subject to the particular risks of the sector in which it principally invests.

Foreign Security Risk. The portfolio may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management. The portfolio is actively managed and performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the portfolio’s investment objectives. Due to its active management, the portfolio could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolio enters into loan arrangements only with institutions which the portfolio’s advisor has determined are creditworthy under guidelines established by the portfolio’s Board of Directors.

Risks of Derivative Instruments. The use of derivative instruments exposes a portfolio to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the

Prospectus –	First American Insurance Portfolios Class IB Shares

Additional Information

More About The Portfolio continued

direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the portfolio’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the portfolio worse off than if it had not entered into the position. If the portfolio uses derivative instruments and the advisor’s judgment proves incorrect, the portfolio’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Insurance Portfolios Class IB Shares

Additional Information

Financial Highlights

Financial Highlights

This information is intended to help you understand the financial performance of the portfolio’s Class IB shares for the period of operations for that class. Some of this information reflects financial results for a single portfolio share held throughout the period. Total return in the table represents the rate that you would have earned or lost on an investment in the portfolio, assuming you reinvested all your dividends and distributions.

The information for Large Cap Growth Portfolio for the fiscal periods ended December 31, 2003 and earlier, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report, which is available upon request.

Large Cap Growth PORTFOLIO

	Fiscal year ended December 31,		Fiscal period ended December 31, 2001[1]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$4.01	$5.74	$7.07

Investment Operations:
Net Investment Income	—	—	—
Realized and Unrealized Gains (Losses) on Investments	0.92	(1.73)	(1.33)

Total From Investment Operations	0.92	(1.73)	(1.33)

Less Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from net realized gains)	—	—	—

Total Distributions	—	—	—

Net Asset Value, End of Period	$4.93	$4.01	$5.74

Total Return[2]	22.94%	(30.13)%	(18.79)%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,609	$342	$22
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.06)%	(0.05)%	(0.20)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.12%	3.45%	2.79%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements)	(1.03)%	(2.35)%	(1.84)%
Portfolio Turnover Rate	69%	66%	104%

1Class IB shares have been offered since May 3, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

Prospectus –	First American Insurance Portfolios Class IB Shares

For More Information

More information about the portfolio is available in the portfolio’s Statement of Additional Information and annual and semiannual reports.

Statement of Additional Information (SAI)

The SAI provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the portfolio’s investments will be available in the portfolio’s annual and semiannual reports to shareholders. In the portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolio’s performance during its last fiscal year.

You can obtain a free copy of the portfolio’s SAI and/or free copies of the portfolio’s most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolio is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

SEC file number:   811-09765

FAIP-2004

   First American Funds™